EXHIBIT 99


 For Further Information:

 United Financial Mortgage Corp.      Coffin Communications Group
 600 Enterprise Dr., Suite 206        15300 Ventura Boulevard, Suite 303
 Oak Brook, IL 60523                  Sherman Oaks, CA  91403
 (630) 571-7222                       (818) 789-0100
 (630) 571-2623 Fax                   (818) 789-1152 Fax
 Contact: Steve Khoshabe              Contact: William F. Coffin, CEO
          Chief Financial Officer       David Watson, VP Media Relations
          sk@ufmc.com                   David.Watson@coffincg.com


 FOR IMMEDIATE RELEASE:

     United Financial Mortgage Corp. Reports Strong First-Quarter Results

 * Quarterly revenues increase 76.6% year over year

 * Earnings rise to $0.08 per diluted share as compared to $0.02 for the first quarter of last year


 Oak Brook, IL, September 17, 2001  -- United Financial Mortgage Corp.  (CHX:
 'UFM' or 'the Company') today announced results for the first quarter ended July 31, 2001.

 Revenues for the quarter ended July 31, 2001 increased 76.6% to $5,176,107 from $2,931,137 for the quarter ended July 31, 2000. Net income rose to $358,325, or nearly $0.09 basic, $0.08 diluted for the most recent quarter, as compared with $71,465, or $0.02 per basic and diluted share, for the corresponding period last year. Company management attributed the improved results to an increase in new branch offices and successful cost-containment efforts, as well as the effects of a favorable interest rate environment.

 Joseph Khoshabe, President and CEO of United Financial Mortgage Corp., stated, "The growth in our revenues and loan volume continued to be substantial as compared to the same period last year. The positive effects of our internal expansion program and our efforts to improve operating efficiencies are ongoing. We also plan to continue our stock repurchase program, initiated in March of 1999, in an effort to see our internal growth translate into a more favorable market valuation for our common stock."

 About United Financial Mortgage

 United Financial Mortgage Corp. is a national mortgage banker principally engaged in originating retail and wholesale mortgages for single family residences of one to four units. The Company is headquartered in Oak Brook, Illinois and has regional offices in several other states. The Company's web site (www.ufmc.com) allows consumers to get information on the many different types of mortgage loans offered by the Company, calculate mortgage payments, and apply online for a mortgage.

 This press release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

                         -- FINANCIAL TABLES FOLLOW --

 United Financial Mortgage Corp. Reports Strong First-Quarter Results September 17, 2001
 Page 3


                       United Financial Mortgage Corp.
                                Balance Sheet
                                 (Unaudited)


                                   Three Months Ended       Three Months Ended
                                     July 31, 2000              July 31, 2001

         ASSETS
    Current Assets:
      Cash                           $   3,737,966             $   6,101,662
      Loans Held For Sale               25,458,203                72,337,645
      Accounts Receivable                  423,624                   176,984
      Due From Employees                    15,877                         0
      Deferred Tax Asset                    20,633                    21,858
      U.S. Savings Bonds                     3,600                         0
      Notes Receivable                     128,000                   105,506
      Prepaid Expense                      118,222                   140,748
                                      ------------              ------------
          Total Current Assets          29,906,125                78,884,403

    Furniture, Fixtures & Equipment
      Cost                                 707,500                   827,989
      Accumulated Depreciation            (384,810)                 (508,716)
                                      ------------              ------------
      Net Furniture, Fixtures, &
            Equipment                      322,690                   319,274

    Other Assets:
      Servicing Rights                     322,560                   714,798
      Land Investments                     275,000                         0
      Security Deposits                     23,417                    45,254
      Investment                            81,453                   220,331
      Goodwill Net                         123,562                   112,121
                                      ------------              ------------
         Total Other Assets                825,991                 1,092,504

         Total Assets                   31,054,807                80,296,181

    LIABILITES AND STOCKHOLDERS EQUITY

    Current Liabilities:
      Accounts Payable               $     332,793             $     593,293
      Accrued Expenses                     511,171                   826,248
      Leases Payable-Short Term             13,000                     5,500
      Deferred Income Taxes                      0                   171,689
      Taxes Payable                              0                   202,922
      Escrow Payable                        25,363                    79,166
      Notes Payable - Current           23,611,960                70,635,200
                                      ------------              ------------
         Total Current Liabilities      24,494,287                72,514,018
      Leases Payable-Long Term              10,140                     4,137
                                      ------------              ------------
              Total Liabilities         24,504,427                72,518,155


                                 (---more---)

 United Financial Mortgage Corp. Reports Strong First-Quarter Results September 17, 2001
 Page 4

    Stockholders' Equity
      Common Shares, 20,000,000
      Authorized, No Par Value,
      Shares Issued and Outstanding;
      3,897,529 at July 31, 1999
      and 3,881,129 at July 31, 2000     6,494,323                 6,566,854

    Preferred Shares, 5,000,000
      authorized, No Par Value, 63
      Series A Redeemable Shares
      Issued And Outstanding at
      July 31, 1999 and July 31, 2000      315,000                   315,000

    Retained Earnings                     (258,944)                  896,173
                                      ------------              ------------
         Total Stockholders Equity       6,550,379                 7,778,026

         Total Liabilities Plus
         Stockholders Equity            31,054,807                80,296,181
                                      ============              ============

                                 (---more---)

 United Financial Mortgage Corp. Reports Strong First-Quarter Results September 17, 2001
 Page 5
                       United Financial Mortgage Corp.
                        Condensed Statement of Income
                                 (Unaudited)

                                          Three Months           Three Months
                                              Ended                  Ended
                                          July 31, 2000          July 31, 2001
   Revenues:
      Commissions & Fees                   $ 2,402,571           $  4,505,970
      Interest Income                          528,566                670,137
      Other Income & Expenses                        0                      0
                                            ----------            -----------
              Total Revenues                 2,931,137              5,176,107

    Expenses:
      Salaries & Commissions               $ 1,527,122           $  2,933,929
      Selling & Administrative                 723,991              1,121,223
      Depreciation                              39,009                 26,609
      Interest Expense                         515,103                567,396
                                            ----------            -----------
            Total Expenses                   2,805,225              4,649,158

    Income (loss) Before
       Income Taxes                            125,911                526,948
    Income Tax Provision                        54,446                168,623
    Net Income(Loss)                            71,465                358,325
    Less Dividends Paid on
       Preferred Stock                               0                      0
    Net Income Applicable
       To Common Shareholders                   71,465                358,325

    Basic Net Income
       Per Common Share                         0.0184                 0.0875
                                            ==========            ===========
    Diluted Net Income
       Per Common Share                         0.0171                 0.0826
                                            ==========            ===========
    Shares used in computation of
       Basic Net Income
       Per Share                             3,881,129              4,095,029
    Shares used in computation of
       Diluted Net Income
       Per Share                             4,181,129              4,337,529

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